May 1, 1998


Dear Shareholders:

      We cordially invite you to attend the Meeting of the Shareholders of Saratoga Brands Inc. (the "Company") to be held at 10:00 a.m. on Tuesday, June 9, 1998, at the offices of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel LLP, 99 Wood Avenue South, Iselin, New Jersey 07095.

      The purposes of this meeting are to (i) elect a Board of four (4) directors, (ii) ratify the appointment of auditors, (iii) approve a change in the Company's state of incorporation from New York to Delaware, (iv) ratify and approve the Company's Quasi-reorganization, which was effective April 1, 1997,
(v) ratify and approve the adoption of the Company's 1998 Incentive and Non-Qualified Stock Option Plan, and (vi) ratify and approve the adoption of the Company's 1998 Director Stock Option Plan. These matters are described in the accompanying Notice of Meeting and Proxy Statement.

      The Board of Directors recommends that Shareholders vote in favor of each proposal. We encourage all Shareholders to participate by voting their shares by Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Annual Meeting, you may still vote in person.

                                   Sincerely,



                                   Bernard F. Lillis, Jr.
                                   Secretary

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To be held on June 9, 1998

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Saratoga Brands Inc. (the "Company") will be held at the offices of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel LLP, 99 Wood Avenue South, Iselin, New Jersey at 10:00 a.m. Eastern Time, for the following purposes:

1. To elect a Board of Directors of four (4) persons to serve until the 1999 Annual Meeting of Shareholders or until a successor is duly elected and qualified.

2. To approve the appointment of ________ as the Company's independent auditors.

3. To approve a change in the Company's state of incorporation from New York to Delaware.

4. To ratify and approve the Company's Quasi-Reorganization effective April 1, 1997.

5. To ratify and approve the adoption of the Company's 1998 Incentive and Non-Qualified Stock Option Plan.

6. To ratify and approve the adoption of the Company's 1998 Director Stock Option Plan.

7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      Only shareholders of record at the close of business on April 28, 1998 will be entitled to notice of and to vote at the Meeting.

      Whether or not you intend to attend the Meeting, please complete, date and sign the enclosed Proxy. Your Proxy will be revocable, either in writing or by voting in person at the Meeting, at any time prior to its exercise.

                                   By Order of the Board of Directors


                                   ---------------------------------
                                   BERNARD F. LILLIS, JR., Secretary

Lakewood, New Jersey
May 1, 1998

                              SARATOGA BRANDS INC.
                             1835 Swarthmore Avenue
                           Lakewood, New Jersey 08701

                                 PROXY STATEMENT

      Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders, the Company's Form 10KSB for the year ended December 31, 1997, and a form of Proxy for such meeting solicited by the Board of Directors. The Board of Directors has fixed the close of business on April 28, 1998, as the record date for the determination of shareholders that are entitled to notice of and to vote at the meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common stock present in person, or represented by Proxy, shall constitute a quorum at the meeting.

      As of the record date, the Company had 4,855,719 outstanding shares of common stock, $.001 par value (the "Common Stock"), the holders of which are entitled to one vote per share.

      A Proxy that is properly submitted to the Company may be revoked at any time before it is exercised by written notice to the Secretary of the Company, and any Shareholder attending the meeting may vote in person and by doing so revokes any Proxy previously submitted by him. Where a Shareholder has specified a choice on his Proxy with respect to Proposals 1,2,3,4,5, and 6, it will be complied with. If no direction is given, all the shares represented by the Proxy will be voted in favor of such Proposals.

      The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Company's stock. Officers and regular employees of the Company may solicit Proxies personally and by telephone. The Annual report of the Company for the fiscal year ended December 31, 1997, containing audited financial statements for such year, is enclosed with this Proxy Statement. This Proxy Statement and the enclosed Proxy are being sent to the shareholders of the Company on or about May 1, 1998.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING, YOU ARE REQUESTED TO PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

                                   Proposal 1

                              ELECTION OF DIRECTORS

      According to the Company's By-Laws, the Board of Directors is composed of four (4) members. At each Annual Meeting, all directors will be elected to serve for one year expiring on the date of the Annual Meeting of shareholders for the following year. Each director elected will continue in office until a successor has been elected or until resignation or removal in the manner provided by the Company's By-Laws. The names of the nominees for the Board of directors are listed below. Shares represented by a properly executed proxy in the accompanying form will be voted for such nominees. However, discretionary authority is reserved to vote such shares in the best judgment of the persons named in the event that any person or persons other than the nominees listed below are to be voted on at the meeting due to the unavailability of any nominee so listed.

      All persons named below are directors of the Company at the present time. There are no family relationships between any nominees, directors or executive officer of the Company.

                           NOMINEES FOR ONE YEAR TERMS

Scott G. Halperin has been Chairman of the Company since July 1, 1997 and Chief Executive Officer since August 16, 1994. He also served as Treasurer from May of 1994 through June 30, 1997. He serves as President and Chief Executive Officer of Agama, Inc., which pursued mergers and acquisitions from 1993 through the end of 1994, the Company is currently inactive. He has been a director of Alliance Technologies, Inc. since February of 1997.

Bernard F. Lillis, Jr. has been a director, Chief Operating Officer, and Treasurer since July 1, 1997. He has been Chief Financial Officer since Apri1 of 1996. Prior to joining Saratoga he served as Chief Financial Officer of one of the largest suppliers of construction aggregate in the New York Metropolitan Area for fourteen years. Previously he was Vice President Finance & Administration of a Princeton (NJ) management consulting firm for seven years. Mr. Lillis also served as Deputy City Manager-Finance of Rochester, New York, and began his career with Deloitte & Touche (previously Haskins & Sells), Certified Public Accountants. He is a Certified Public Accountant, a recipient of the New York State Society of CPA's Award for Outstanding Scholastic Achievement in Accounting, and a member of the New York, New Jersey and Pennsylvania Societies of CPA's, and the Institute of Management Accountants. He has been a director of Alliance Technologies, Inc. since April of 1997.

Joseph M. Greene has been a director of the Company since February 23, 1998. He is the founder and has been the Chief Executive Officer of Advanced Trading Concepts since January of 1990, a sales agency for various, fully tariffed, switch and network based domestic and international carriers of telephone services. Additionally, he was the founder of National Telephone Company in March of 1987. He is a graduate of the College of William and Mary.

Harry J. Friedberg has been a director of the Company since March 2 1998. He has been engaged in the private practice of law since 1963. He is admitted to the Bars of the state of New York and the District of Columbia.

                          INFORMATION CONCERNING BOARD

      The Board of Directors met 4 times in fiscal 1997. No director attended fewer than 75% of the meetings of the Board of Directors. In addition, the Board acted by unanimous consent 8 times during fiscal 1997.

      The Board of Directors has an Audit Committee. The Audit Committee is responsible for reviewing the Company's audited financial statements, meeting with the Company's independent accountants to review the Company's internal controls and financial management practices and examining all agreements or other transactions between the Company and its directors and officers to determine whether such agreements or transactions are fair to the Company's shareholders. Messrs. Greene, Friedberg, and Halperin currently serve on the Audit Committee.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of March 31, 1998, regarding the ownership of the Common Stock by (i) each director and nominee for director of the Company; (ii) each of the executive named officers and nominees,
(iii) each person known to the Company to beneficially own five percent (5%) or more of the Company's Common Stock, and (iv) all directors and executive officers of the Company as a group.

-----------------------------------------------------------------------------------------------------------------
                                                                                  Common Stock
                                                                  -----------------------------------------------
                                                                                                   Percentage of
Name of Beneficial Owner (A)                                      Number of Shares                Outstanding (F)
-----------------------------------------------------------------------------------------------------------------
Scott G Halperin                                                      716,662 (B)                      14.2%
1835 Swarthmore Avenue
Lakewood, N.J.  08701
-----------------------------------------------------------------------------------------------------------------
Bernard F. Lillis, Jr.                                                326,137 (C)                       6.5%
1835 Swarthmore Avenue
Lakewood, N.J.  08701
-----------------------------------------------------------------------------------------------------------------
Joseph M. Greene                                                       40,000 (D)                       0.8%
1835 Swarthmore Avenue
Lakewood, N.J.  08701
-----------------------------------------------------------------------------------------------------------------
Harry J. Friedberg                                                     43,334 (E)                       0.9%
551 Fifth Avenue, Suite 3400
New York, N.Y.  10176
-----------------------------------------------------------------------------------------------------------------
Robert Castellano                                                      64,972                           1.3%
1835 Swarthmore Avenue
Lakewood, N.J.  08701
-----------------------------------------------------------------------------------------------------------------
Ronald Gagnon                                                          17,701                           0.4%
1835 Swarthmore Avenue
Lakewood, N.J.  08701
-----------------------------------------------------------------------------------------------------------------
All Directors and executive officers as a group                     1,208,806                          22.8%
-----------------------------------------------------------------------------------------------------------------

(A) All information with respect to beneficial ownership of the shares is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided by such beneficial owners to the Company. Shares include stock options and warrants exercisable within 60 days.

(B) Includes options to purchase 195,556 shares at $1.125 (market price on the date granted) held by Mr. Halperin.

(C) Includes options to purchase 168,889 shares at $1.125 (market price on the date granted) held by Mr. Lillis.

(D) Includes options to purchase 40,000 shares at $1.6875 (market price on the date granted) held by Mr. Greene.

(E) Includes options to purchase 40,000 shares at $1.8125 (market price on the date granted) held by Mr. Friedberg.

(F) For each beneficial owner, the "Percentage of Outstanding" equals each owner's actual holdings of shares plus shares represented by unexercised options and warrants held, divided by total shares outstanding of the Company at March 18, 1998, of 4,885,706, plus the above-referenced unexercised options and warrants of the referenced holder only. In other words, individual percentages of the listed holders will not add to the group total because the calculations are made separately for each holder.

                              CERTAIN TRANSACTIONS

      In February, 1997 Mr. Halperin loaned $25,000 to the Company. This loan does not bear interest and is payable upon demand.

                             EXECUTIVE COMPENSATION

      The following table sets forth, for each of the last fiscal years, cash and certain other compensation paid or accrued by the Company for the Chief Executive Officer. There are no other executive officers who earned at least $100,000 for any of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                          Annual Compensation ($)             Long-Term Compensation ($)
                                    ----------------------------------------------------------------------------
                                                                       Restricted     Securities     Long-Term
   Name and Principal                                   Other Annual     Stock       Underlying   Incentive Plan      All Other
        Position             Year    Salary     Bonus   Compensation     Awards        Options        Payouts      Compensation ($)
-----------------------------------------------------------------------------------------------------------------------------------
Scott G. Halperin            1997        --        --          6,205         --        195,556           --               --
Chairman of the Board        1996        --        --          6,000     73,499        181,149           --               --
Chief Executive Officer      1995   133,846        --         16,050         --         58,334           --               --

                       OPTION GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------
                                 Individual Grants
---------------------------------------------------------------------------
                                    % of Total                                  Potential Realizable Value at
                      Number of      Options                                    Assumed Rates of Stock Price
                      Securities    Granted to    Exercise                    Appreciation for Option Term (A)
                      Underlying    Employees      of Base
                       Options      in Fiscal       Price      Expiration     --------------------------------
       Name          Granted (#)       Year        ($/Sh)         Date          0% ($)     5% ($)     10% ($)
--------------------------------------------------------------------------------------------------------------
Scott G. Halperin      195,556         10%          1.125     July 31, 2005     0          104,622    251,289
--------------------------------------------------------------------------------------------------------------

(A) The value indicated is a net amount, since the aggregate exercise price has been deducted from the final appreciated value. 5% and 10% appreciation would result in per share prices of approximately $1.66 and $2.41, respectively, as of July 31 2005.

                     AGGREGATED OPTION EXERCISES IN 1997 AND
                        DECEMBER 31, 1997 OPTION VALUES

--------------------------------------------------------------------------------------------------------------------------
                                                           Number of Securities
                                                          Underlying Unexercised            Value of Unexercised In-the-
                         Shares                        Options at Fiscal Year-End (#)*      Money Options at FY-End ($)
                      Acquired on        Value         -------------------------------------------------------------------
       Name           Exercise (#)    Realized ($)     Exercisable       Unexercisable     Exercisable       Unexercisable
--------------------------------------------------------------------------------------------------------------------------
Scott G. Halperin           -              -             195,556               0             220,000               0
--------------------------------------------------------------------------------------------------------------------------

* Options are "in-the-money" if, on March 30, 1998, the market price of the Common Stock ($2.25) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock covered by such options on March 30, 1998, and the aggregate price of such options.

Employment Agreements

      The Company has employment agreements with both Scott G. Halperin, the Company's Chairman and Chief Executive Officer and Bernard F. Lillis, Jr, the Company's Chief Financial Officer and Chief Operating Officer. Reference is made to exhibits 10 (ae) and 10( af) for all terms and conditions of the agreements, which are summarized below.

      Scott G. Halperin

      On August 1, 1997, the Company entered into an employment agreement the ("Halperin Agreement") with Scott G. Halperin. This Halperin Agreement superseded and replaced Mr. Halperin's previous employment agreement. The Halperin Agreement provides that Mr. Halperin shall serve as Chairman of the Board and Chief Executive Officer of the Company from August 1, 1997 through July 31, 2005. The Employment Agreement provides that the Company shall pay Mr. Halperin at the annual rate of $220,000 for the initial term of the Employment Agreement. The Employment Agreement may be renewed by the Company for successive three year periods commencing on the termination date, by mutual agreement of the Company and Mr. Halperin provided however that the Company may elect to terminate the agreement at the end of the term hereof, or the then renewal term, as the case may be, giving written notice of such non-renewal not less than 180 days prior to the then current term or the renewal term of the agreement. Mr. Halperin's base compensation shall be increased annually by twenty percent from August 1 1998 through July 31, 2001 and by fifteen percent from August 1, 2001 through July 31 2005. Additionally, Mr. Halperin's base compensation shall increase by fifteen percent on the date of renewal and annually thereafter. In addition to his base salary, Mr. Halperin is entitled to receive additional incentive compensation during each fiscal year in an amount not less than 2% of the increase in gross revenues of the Company during each such year as compared to the prior year, commencing with the fiscal year ended December 31, 1996, and any other bonus the Company's Board of Directors may award to Mr. Halperin.

      As an inducement to enter into the Employment Agreement and without further payment therefore, Mr. Halperin was granted, upon execution of the Employment Agreement, options to purchase 195,556 shares of the common stock of the Company, $.001 par value, at a purchase price equal to the average of the closing bid prices of the stock for the 5 days prior to the execution of the Halperin Agreement, which was $1.125 per share.

      The Employment Agreement provides that the Company shall pay Mr. Halperin an automobile expense allowance in the amount of $12,000 per annum. The Company shall maintain a medical and dental plan for qualified employees that covers Mr. Halperin, his spouse and his minor children and it shall bear the premiums related to Mr. Halperin and his family.

      The Company may terminate Mr. Halperin for "Cause," which is defined as
(a) willfully damaging the Company's property, (b) conviction of a felony, (c) willfully engaging in theft, fraud, embezzlement or securities law violations with respect to the Company, or (d) willfully and substantially failing to perform his duties under the Employment Agreement (other than a failure resulting from Mr. Halperin's incapacity due to physical or mental illness).

      Mr. Halperin may terminate the Employment Agreement for Good Reason (as defined below) or if his health should become impaired to an extent that makes the continued performance of his duties under the Employment Agreement hazardous to his physical or mental health. "Good Reason" includes, but is not limited to, failure of the Company to comply with the Company's material obligation and agreement, or an assignment to Mr. Halperin of any duties or reporting obligations other than those contemplated by, or any limitation of the powers of Mr. Halperin in any respect not contemplated by, the Employment Agreement.

      Upon the early termination of the Employment Agreement by the Company (other than for Mr. Halperin's death, his disability or cause) or upon the early termination of the Employment Agreement by Mr. Halperin for Good Reason, the Company is required to pay to Mr. Halperin his full base salary through the time notice of termination is given and a lump sum payment equal to the greater of
(i) the remaining compensation (including incentive compensation) payable to Mr. Halperin as though the Employment Agreement had been performed through July 31, 2005 or such later date to which the term of the employment has been extended and (ii) the total compensation earned by Mr. Halperin during the one year period prior to the date of termination. Under such circumstances, Mr. Halperin is also entitled to receive all employee benefits until the later of (A) July 31, 2005 or such later date to which the term of the Employment Agreement has been extended or (B) one year from the date of termination. In addition, all stock awards and options theretofore awarded or granted to Mr. Halperin shall, to the fullest extent permitted by applicable law, immediately vest.

      The Employment Agreement prohibits Mr. Halperin from disclosing confidential information or trade secrets of the Company during the term of his employment under the Employment Agreement and for 12 months thereafter. The Employment Agreement also prohibits Mr. Halperin from competing, during the period of his employment under the Employment Agreement and for 12 months thereafter, within any county (or adjacent county) in any state within the United States in which the Company is engaged in business during Mr. Halperin's employment by the Company. However, the restrictions on disclosure and competition do not apply if the Company terminates Mr. Halperin without Cause or if Mr. Halperin terminates the Employment Agreement for Good Reason.

      The Employment Agreement also grants Mr. Halperin certain demand and "piggyback" registration rights with respect to the shares of common stock owned by him.

      Mr. Halperin waived cash compensation for 1996 and 1997 in exchange for additional employee stock options.

      Bernard F. Lillis, Jr.

      On August 1, 1997, the Company entered into an employment agreement the ("Lillis Agreement") with Bernard F. Lillis, Jr.. The Lillis Agreement provides that Mr. Lillis shall serve as Chief Financial Officer and Chief Operating Officer of the Company from August 1, 1997 through July 31, 2005. The Employment Agreement provides that the Company shall pay Mr. Lillis at the annual rate of $190,000 for the initial term of the Employment Agreement. The Employment Agreement may be renewed by the Company for successive three year periods commencing on the termination date, by mutual agreement of the Company and Mr. Lillis provided however that the Company may elect to terminate the agreement at the end of the term hereof, or the then renewal term, as the case may be, giving written notice of such non-renewal not less than 180 days prior to the then current term or the renewal term of the agreement. Mr. Lillis's base compensation shall be increased annually by twenty percent from August 1 1998 through July 31, 2001 and by fifteen percent from August 1, 2001 through July 31 2005. Additionally, Mr. Lillis's base compensation shall increase by fifteen percent on the date of renewal and annually thereafter. In addition to his base salary, Mr. Lillis is entitled to receive additional incentive compensation during each fiscal year in an amount not less than 2% of the increase in gross revenues of the Company during each such year as compared to the prior year, commencing with the fiscal year ended December 31, 1996, and any other bonus the Company's Board of Directors may award to Mr. Lillis.

      As an inducement to enter into the Employment Agreement and without further payment therefore, Mr. Lillis was granted, upon execution of the Employment Agreement, options to purchase 168,889 shares of the common stock of the Company, $.001 par value, at a purchase price equal to the average of the closing bid prices of the stock for the 5 days prior to the execution of the Lillis Agreement, which was $1.125 per share.

      The Employment Agreement provides that the Company shall pay Mr. Lillis an automobile expense allowance in the amount of $12,000 per annum. The Company shall maintain a medical and dental plan for qualified employees that covers Mr. Lillis, his spouse and his minor children and it shall bear the premiums related to Mr. Lillis and his family.

      The Company may terminate Mr. Lillis for "Cause," which is defined as (a) willfully damaging the Company's property, (b) conviction of a felony, (c) willfully engaging in theft, fraud, embezzlement or securities law violations with respect to the Company, or (d) willfully and substantially failing to perform his duties under the Employment Agreement (other than a failure resulting from Mr. Lillis's incapacity due to physical or mental illness).

      Mr. Lillis may terminate the Employment Agreement for Good Reason (as defined below) or if his health should become impaired to an extent that makes the continued performance of his duties under the Employment Agreement hazardous to his physical or mental health. "Good Reason" includes, but is not limited to, failure of the Company to comply with the Company's material obligation and agreement, or an assignment to Mr. Lillis of any duties or reporting obligations other than those contemplated by, or any limitation of the powers of Mr. Lillis in any respect not contemplated by, the Employment Agreement.

      Upon the early termination of the Employment Agreement by the Company (other than for Mr. Lillis's death, his disability or cause) or upon the early termination of the Employment Agreement by Mr. Lillis for Good Reason, the Company is required to pay to Mr. Lillis his full base salary through the time notice of termination is given and a lump sum payment equal to the greater of
(i) the remaining compensation (including incentive compensation) payable to Mr. Lillis as though the Employment Agreement had been performed through July 31, 2005 or such later date to which the term of the employment has been extended and (ii) the total compensation earned by Mr. Lillis during the one year period prior to the date of termination. Under such circumstances, Mr. Lillis is also entitled to receive all employee benefits until the later of (A) July 31, 2005 or such later date to which the term of the Employment Agreement has been extended or (B) one year from the date of termination. In addition, all stock awards and options theretofore awarded or granted to Mr. Lillis shall, to the fullest extent permitted by applicable law, immediately vest.

      The Employment Agreement prohibits Mr. Lillis from disclosing confidential information or trade secrets of the Company during the term of his employment under the Employment Agreement and for 12 months thereafter. The Employment Agreement also prohibits Mr. Lillis from competing, during the period of his employment under the Employment Agreement and for 12 months thereafter, within any county (or adjacent county) in any state within the United States in which the Company is engaged in business during Mr. Lillis's employment by the Company. However, the restrictions on disclosure and competition do not apply if the Company terminates Mr. Lillis without Cause or if Mr. Lillis terminates the Employment Agreement for Good Reason.

      The Employment Agreement also grants Mr. Lillis certain demand and "piggyback" registration rights with respect to the shares of common stock owned by him.

                        DIRECTORS' REPORT ON COMPENSATION

      The Board of Directors reviews, recommends and approves changes to the Company's compensation policies and programs and is responsible for reviewing and approving the compensation of the Chief Executive Officer and other senior officers of the Company.

      The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The Board of Directors is responsible for reviewing the compensation and benefits of the Company's executive officers concerning compensation and benefits for such executive officers and administering the Company's stock option plans.

      The Company believes that executive compensation should be based upon value returned to shareholders. The Company has developed and is developing compensation programs designed to reflect Company performance and to be competitive in the marketplace. In designing compensation programs, the Company attempts to reflect both value created for shareholders while supporting the Company's strategic goals. The Company's compensation programs reflect the following themes:

      o Compensation should be meaningfully related to the value created for shareholders

      o Compensation programs should support the Company's short-term and long-term strategic goal and objectives.

      o Compensation programs should promote the Company's value and reward individuals for outstanding contributions to the Company's success.

      o Short-term and long-term compensation should be designed to attract and retain superior executives.

      The Company's executive compensation is based upon three components, base salary, annual incentive bonuses and long-term incentives, which are intended to serve the overall compensation philosophy.

Base Salary

      The base salary of each executive officer is determined as a function of three principal factors: the individual's performance, the relationship of the individual's salary to similar executives in comparable companies, and increases in the individual's responsibilities, whether through promotions or otherwise.

Annual Incentive Bonus

      The Company's annual incentive bonuses are designed to reflect the individual officer's contribution to the profitability of the Company and any special achievements by the respective officers. Each officer's bonus is based upon the Company's performance in various areas, such as sales, profit margins, operating expenses and net income, as compared to a pre-determined plan for each officer each year.

                               PERFORMANCE GRAPH

--------------------------------------------------------------------------------
                                  INDEX VALUES
--------------------------------------------------------------------------------
                                          Saratoga Brands        NASDAQ Market
                CSRP Non-Financial             Inc.                  Index
--------------------------------------------------------------------------------
12/31/93             260.777                  84.375                250.210
--------------------------------------------------------------------------------
12/30/94             250.756                   7.500                244.582
--------------------------------------------------------------------------------
12/29/95             349.472                  10.500                345.901
--------------------------------------------------------------------------------
12/31/96             424.679                   2.625                425.440
--------------------------------------------------------------------------------
12/31/97             498.358                   1.438                522.072
--------------------------------------------------------------------------------
Pct. Ch.             191.105%                -98.296%               208.654%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 GROWTH OF $100
--------------------------------------------------------------------------------
                                          Saratoga Brands        NASDAQ Market
                CSRP Non-Financial             Inc.                  Index
--------------------------------------------------------------------------------
12/31/93             100.000                 100.000                100.000
--------------------------------------------------------------------------------
12/30/94              96.157                   8.889                 97.751
--------------------------------------------------------------------------------
12/29/95             134.012                  12.444                138.244
--------------------------------------------------------------------------------
12/31/96             162.851                   3.111                170.033
--------------------------------------------------------------------------------
12/31/97             191.105                   1.704                208.654
--------------------------------------------------------------------------------
Pct. Ch.             191.105%                -98.296%               208.654%
--------------------------------------------------------------------------------

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
           BASED ON REINVESTMENT OF $100 BEGINNING DECEMBER 31, 1993

                               [GRAPHIC OMITTED]

      This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such Acts.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT THE AFOREMENTIONED NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

                                   PROPOSAL 2

                               RATIFICATION OF THE
                        SELECTION OF INDEPENDENT AUDITORS

      The selection of independent auditors to examine the financials statements of the Company for the fiscal year ending December 31, 1998 to be transmitted or made available to shareholders and filed with the Securities and Exchange Commission is to be submitted to the meeting for ratification.

      Effective April 24, 1998, the Company dismissed its prior certifying accountants, Broza, Block & Rubino Certified Public Accountants, PA ("BBR") and retained as its new certifying accountants, ___________________. BBR's report on Saratoga's financial statements for the fiscal years ended December 31, 1994 through December 31, 1997, which were the only fiscal years during which BBR was the certifying accountant for Saratoga, contained no adverse opinions or disclaimer of opinions, and was not qualified as to uncertainties, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors of Saratoga. As required by applicable rules of the Securities and Exchange Commission, the Company notified BBR that the Company was unaware of any disputes between the Company and BBR as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, whether or not resolved to the satisfaction of BBR, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports and requested BBR to confirm this.

      Effective April , 1998, the Company engaged _______ as its principle accountants. During the most recent fiscal year end and the subsequent interim periods to the date hereof, the Company did not consult ____ regarding any of the matters or events set forth in item 304 (a) (2) and (i) and (ii) of Regulation S-B.


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF ___________________________ AS THE COMPANY'S INDEPENDENT AUDITORS.

                                   PROPOSAL 3

      On April 9 1998, the Board of Directors unanimously adopted a resolution proposing that the Company change its state of incorporation from New York to Delaware.

      Since the Company has no operations in the state of New York, the Board of Directors did not see any reason to be incorporated in that state.

      The Board of Directors selected Delaware as the new state of incorporation based upon its well developed body of corporate law.

      The Board of Directors does not anticipate any adverse consequences to its shareholders as a result of the reincorporation in the state of Delaware.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO CHANGE THE COMPANY'S STATE OF INCORPORATION TO DELAWARE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                                   PROPOSAL 4

      The Board of Directors of the Company has directed that, effective April 1, 1997, the Company undergo a quasi-reorganization. A quasi reorganization is an elective accounting procedure intended to restate assets and liabilities to current values and eliminate any accumulated deficit in retained earnings.

      Subsequent to the March 31, 1997 quarter end the Company reviewed its financial position as well as the presentation of its balance sheet. The Company further reviewed its future prospects for profitability, and determined that the Company could reasonably anticipate profitability for the foreseeable future. Additionally, the Company believes that a restatement balance sheet would improve the Company's ability to raise capital through both debt and equity. Further, the Company consulted and agreed with its accountants concerning the quasi-reorganization. These and other reasons lead the Company to the decision that it would be advantageous to restate its balance sheet, revalue its assets to fair value, and eliminate its retained deficit. In revaluing the Company's assets the Company reduced its carrying value of goodwill by reviewing the undiscounted future cash flows of the Company. This procedure resulted in a reduction in the Company's carrying value of its goodwill in the amount of $8,023,460, which has been accounted for as a direct shareholders' equity transaction, rather than as a result of operations. Further, the Company's accumulated deficit as of April 1, 1997 ($20,956,422) has been eliminated against Paid-in Capital in Excess of Par Value. This procedure effectively eliminated the retained deficit at each of the Company's business segments. Generally Accepted Accounting Principles require that the Company obtain shareholder approval to affirm the Quasi-Reorganization.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AFFIRM THE QUASI-REORGANIZATION EFFECTED APRIL 1, 1997. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                                   PROPOSAL 5

                               1998 INCENTIVE AND
                         NON-QUALIFIED STOCK OPTION PLAN

Summary Description of Options and Tax Status

      The full text of the 1998 Incentive and Non-Qualified Stock Option Plan (the "1998 Plan") is set forth as Exhibit A to this Proxy Statement and reference is made thereto for a complete statement of the terms of that document.

      Shares Reserved for Issuance. Pursuant to the terms of the 1998 Plan, eight hundred thousand (800,000) shares of the Company's Common Stock are reserved for issuance thereunder. In the event there is any change in the number of issued shares of the Common Stock of the Company without new consideration to the Company (such as by stock dividends or stock splits), the number of shares reserved for issuance under the 1998 Plan, the number of shares subject to any outstanding option and the option price per share of each outstanding stock option shall be appropriately adjusted. Similarly, if the Company shall be party to a merger, consolidation, reorganization, sale or similar occurrence, equitable adjustment in the option may be made.

      Administration of Plan; Award of Options. The 1998 Plan is administered by the Board of Directors. Pursuant to its authority, the Board may grant options to purchase shares of Common Stock reserved under the Plan to all employees of the Company.

      Amendments. The Board of Directors may amend the Plan as it deems advisable. No amendment may, without further approval of the shareholders of the Company within twelve months before or after the date on which such amendment was adopted, (a) increase the total number of shares which may be made subject to options granted under the 1998 Plan, (b) change the manner of determining the option price, (c) change the criteria of determining which employees are eligible to receive options, (d) extend the period during which options may be granted or exercised, or (e) withdraw the administration of the 1998 Plan from the Board of Directors.

      Vesting. Options granted to employees under the 1998 Plan are to vest and become exercisable as specified in each grant provided that certain conditions are satisfied. For a description of these conditions, see the subsection below entitled "Termination of Employment."

      Exercise Period. The options granted to employees under the 1998 Plan may not be exercised more than ten (10) years after the date of grant or five (5) years after the date of grant in the case of an incentive option granted to a 10% shareholder.

      Termination of Employment. Outstanding incentive stock options must be exercised during employment with the Company or within three months after termination of employment with the Company (other than by reason of death or permanent disability, in which case they must be exercised within three years after termination). In addition, options are exercisable only to the extent that they are vested as of the date of termination of employment.

      Nontransferability. Each incentive stock option granted under the 1998 Plan is not transferable by the holder except by will or the laws of descent and distribution of the State wherein the holder is domiciled at the time of his death. If the administrator makes an option transferable, such option shall contain additional terms and conditions as the administrator deems appropriate.

      Merger or Asset Sale of the Company. In the case of (i) a merger of the Company with or into another corporation; or (ii) the sale of substantially all of the assets of the Company; all outstanding options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary thereof. In the event an option is assumed or substituted for, the option or substituted option shall continue to be exercisable as it would have been in the absence of the transaction for so long as the optionee serves as a employee of the successor corporation. If, following such an assumption or substitution, the optionee's status as a employee is terminated other than as a result of his or her voluntary resignation, his or her options shall become fully exercisable and shall be exercisable for such period during which options may generally be exercised under the plan by an individual who is no longer an employee.

      Federal Income Tax Treatment of Options. The options to be granted under the 1998 Plan may be deemed to be qualified or non-qualified within the meaning of the Code, in the discretion of the Board of Directors. Generally, an optionee will recognize ordinary income upon exercise of a non-qualified stock option (or, if the stock subject to the option is restricted within the meaning of Code 83 and the optionee does not otherwise elect to recognize income upon the exercise of the stock option, at such time as the shares become transferable or are no longer subject to a substantial risk of forfeiture) in an amount equal to the excess (if any) of the fair market value of the shares purchased at the time of exercise over the exercise price. The Company will be entitled to an income tax deduction in the same amount and at the same time as the optionee recognizes such income. Upon the sale of shares which were purchased upon the exercise of an option, the optionee will recognize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time income was previously recognized in connection with the exercise (or possibly the grant) of the stock option. Such capital gain or loss will be short-term or long-term, depending upon the length of time the shares were held by the optionee.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPANY'S 1998 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN.

                                   PROPOSAL 6

                                  1998 DIRECTOR
                                STOCK OPTION PLAN

Summary Description of Options and Tax Status

      The full text of the 1998 director stock Option Plan (the "1998 Director Plan") is set forth as Exhibit B to this Proxy Statement and reference is made thereto for a complete statement of the terms of that document.

      Shares Reserved for Issuance. Pursuant to the terms of the 1998 Director Plan, two hundred thousand (200,000) shares of the Company's Common Stock are reserved for issuance thereunder. In the event there is any change in the number of issued shares of the Common Stock of the Company without new consideration to the Company (such as by stock dividends or stock splits), the number of shares reserved for issuance under the 1998 Director Plan, the number of shares subject to any outstanding option and the option price per share of each outstanding stock option shall be appropriately adjusted. Similarly, if the Company shall be party to a merger, consolidation, reorganization, sale or similar occurrence, equitable adjustment in the option may be made.

      Administration of Plan; Award of Options. Options may only be granted to outside (non-employee) directors under the 1998 Director Plan. The plan provides that no person shall have any discretion to select which outside directors shall be granted options or to determine the number of shares to be covered by options granted to outside directors. Each outside director shall be automatically granted an option to purchase forty thousand (40,000) shares on the date on which such person first becomes an outside director, provided, however, that a director who is an employee and who then ceases to be an employee but who remains a director, shall not receive such an option. Each outside director shall also automatically be granted an option to purchase twenty thousand (20,000) shares on the date following the date of the Company's annual stockholder's meeting each year, provided he or she is then an outside director.

      Amendments. The Board of Directors may amend the 1998 Director Plan as it deems advisable. However, no amendment shall be made which would impair the rights of an optionee under any grant theretofore made, without his or her consent.

      Vesting. The options granted shall be immediately exercisable as to 1/12th of the shares subject thereto and shall become exercisable as to an additional 1/12th of the shares subject thereto each month thereafter, provided that the optionee continues to serve as an outside director on such date.

      Term of Plan. The 1998 Director Plan shall continue in effect for a term of ten (10) years.

      Exercise Period. An option granted to an outside director under the 1998 Director Plan may not be exercised more than ten (10) years after the date on which the option is granted.

      Exercise Price. The exercise price per share shall be the fair market value of the shares on the date of grant of the option.

      Termination of Status as a Director. Outstanding options must be exercised while the optionee is a director of the Company or within three years after the termination of optionee's status as a director. In addition, options are exercisable only to the extent that they are vested as of the date on which optionee's status as a director terminates and are in no event exercisable after the expiration of the ten (10) year term of the option.

      Nontransferability. Each option granted under the 1998 Director Plan is not transferable by the holder except by will or the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee. If the administrator makes an option transferable, such option shall contain additional terms and conditions as the administrator deems appropriate.

      Merger or Asset Sale of the Company. In the case of (i) a merger of the Company with or into another corporation; or (ii) the sale of substantially all of the assets of the Company; all outstanding options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary thereof. In the event an option is assumed or substituted for, the option or substituted option shall continue to be exercisable as it would have been in the absence of the transaction for so long as the optionee serves as a director of the successor corporation. If, following such an assumption or substitution, the optionee's status as a director is terminated other than as a result of his or her voluntary resignation, his or her options shall become fully exercisable and shall be exercisable for such period during which options may generally be exercised under the plan by an individual who is no longer an director.

      Federal Income Tax Treatment of Options. The options to be granted under the 1998 Director Plan are non-qualified within the meaning of the Code. Generally, an optionee will recognize ordinary income upon exercise of a non-qualified stock option (or, if the stock subject to the option is restricted within the meaning of Code 83 and the optionee does not otherwise elect to recognize income upon the exercise of the stock option, at such time as the shares become transferable or are no longer subject to a substantial risk of forfeiture) in an amount equal to the excess (if any) of the fair market value of the shares purchased at the time of exercise over the exercise price. The Company will be entitled to an income tax deduction in the same amount and at the same time as the optionee recognizes such income. Upon the sale of shares which were purchased upon the exercise of an option, the optionee will recognize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time income was previously recognized in connection with the exercise (or possibly the grant) of the stock option. Such capital gain or loss will be short-term or long-term, depending upon the length of time the shares were held by the optionee.

      Options to purchase 40, 000 shares each were granted to Joseph M. Greene, and Harry J. Friedberg, on February 23, 1998, and March 2, 1998, respectively, at exercise prices equal to the closing stock price on the dates of grant of $1.6875 and $1.8125, respectively.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPANY'S 1998 DIRECTOR PLAN.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      The Securities Exchange Act of 1934 requires the Company's directors and executive officers and person who own more than ten percent of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. To the knowledge of the Company, all filing requirements under Section 16(a) in respect of the Company were complied within the year ended December 31, 1997.

                                     GENERAL

      The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.

      Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of the election of nominees to the Board herein, and the ratification of selected independent auditors. All proxies will be voted as specified.

      Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

                SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

      Shareholder proposals for inclusion in the proxy materials related to the 1999 Annual Meeting of Shareholders must be received by the Company no later than December 31, 1998. A Shareholder must have been a record or beneficial owner of the Company's common stock for at least one year prior to December 31, 1998, and the shareholder must continue to own such shares, worth at least $1,000, through the date on which the Meeting is held.

      The Company's by-laws outline procedures, including minimum notice provisions, for shareholder nominations of directors and other shareholder business to be brought before shareholders at the Annual Meeting. A copy of the pertinent by-laws provisions is available upon request to Bernard F. Lillis, Jr,, Secretary, Saratoga Brands Inc., 1835 Swarthmore Avenue, Lakewood, New Jersey 08701.

                       By order of the Board of Directors

                                    SARATOGA BRANDS INC.

                                    ------------------------
                                    BERNARD F. LILLIS, JR.
                                    Secretary

Lakewood, New Jersey
May 1, 1998

                                    EXHIBIT A

                              SARATOGA BRANDS, INC.

                         1998 DIRECTOR STOCK OPTION PLAN


      1. Purposes of Plan. The purposes of the Saratoga Brands, Inc. 1998 Director Stock Option Plan (hereinafter referred to as the "Plan") are to provide non-employee directors of Saratoga Brands, Inc. (hereinafter referred to as the "Corporation"), as well as an opportunity for investment in the Corporation's common stock (hereinafter referred to as the "Shares"), as an inducement for such individuals to remain with the Corporation, and to encourage them to increase their efforts to make the Corporation's business more successful.

      2. Effective Date and Termination of Plan. The effective date of the Plan is April __, 1998, the date on which the Plan was adopted by the Board of Directors of the Corporation. The Plan shall terminate on, and no option shall be granted hereunder, after April __, 2008; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan; and provided further that any option granted hereunder prior to the termination of the Plan shall remain exercisable in accordance with its terms as then in effect.

      3. Administration of Plan. The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors may, however, to the extent permissible under the Corporation's Articles of Organization, By-laws and applicable law, delegate any of its functions under this Plan to a committee of the Board of Directors or any other committee. Wherever in this Plan the term "Board of Directors" is used it shall be construed to mean such committee to the extent that the Board of Directors may have delegated any of its functions to said committee and only to the extent of any such delegation. The acts of a majority of the members present at any meeting of the Board of Directors at which a quorum is present, or acts approved in writing by a majority of the entire Board, shall be the acts of the Board of Directors for purposes of the Plan.

      4. Eligibility and Grant of Options. Subject to the provisions of the Plan, incentive stock options to the extent permissible, and the balance in the form of non-qualified stock options (collectively, the "options") shall be granted to each non-employee director of the Corporation at the rate of 40,000 shares on the date on which each such person first becomes a director; provided, however, that a director who is an employee and who then ceases to be an employee but remains a director shall not receive any such options; and each such non-employee director shall also be granted an option to purchase 20,000 shares on the date following the date of the Corporation's annual stockholders meeting each year.

      Incentive stock options shall be those options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and which the Board of Directors has specifically identified as incentive stock options in the Stock Option Agreement executed by the Corporation and the optionee. In the case of incentive stock options, the aggregate fair market value, determined at the time incentive stock options are granted, of the stock with respect to which the incentive stock options are exercisable for the first time by such individual during any calendar year (under all such plans the Corporation may adopt) shall not exceed one hundred thousand dollars ($100,000.00). In the event that an incentive stock option granted pursuant to the terms of this Plan is granted to an employee who, prior to the grant, holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, its parent or a subsidiary ("10% Shareholder") the option price under such grant shall be at least one hundred ten percent (110%) of the fair market value, and such option, by its terms, shall not be exercisable more than five (5) years from the date of grant.

      Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue as a director of the Corporation.

      5. Number of Shares Subject to Options. The Board of Directors, prior to the time options under the Plan become exercisable, shall reserve for the purposes of the Plan a total of Two Hundred Thousand (200,000) Shares, which Shares may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Corporation, or both. Shares as to which an option granted under the Plan shall remain unexercised at the expiration or termination thereof, and Shares subject to options which are cancelled, may be the subject of the grant of further options. Shares reserved pursuant to this paragraph may be adjusted to reflect changes in the Corporation's capital structure as discussed in paragraph 19 hereof.

      6. Option Price. The option price per Share shall be determined in each case by the Board of Directors and shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a 10% Shareholder) of the fair market value thereof as determined by the Board by any reasonable method using market quotations on the date the option is granted.

      7. Period of Option and When Exercisable. No option may be granted under this Plan whose exercise date is later than ten (10) years after the date of the grant or five (5) years after the date of grant in the case of an incentive stock option granted to a 10% Shareholder. Generally, an option may be exercised only by the optionee and subject to the rules set forth below only if, at all times during the period beginning on the date of the granting of such option and ending with the date of exercise of such option, the optionee is a non-employee director of the Corporation.

            (i) Except as otherwise provided herein, in the case of a director who terminates his directorship, options which are vested but unexercised as of the date of termination as a director must be exercised within three (3) months of termination. In the case of a director who is discharged for cause, as determined in the sole discretion of the Board of Directors, all previously vested but unexercised options shall be forfeited immediately.

            (ii) In the case of a director who dies during the three (3) month period discussed in (i) above, options which are vested but unexercised as of the date of termination as a director must be exercised within twelve (12) months of death.

            (iii) Options which are vested but unexercised as of the date of termination as a director due to death, must be exercised within twelve (12) months after the death of an optionee.

            (iv)  In the event that a director becomes disabled as defined in
                  Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, options which are vested but unexercised as of the date of termination as a director due to disability must be exercised within twelve (12) months following the date of termination of the optionee's said employment.

            (v) In the event an optionee's directorship is terminated for any reason (including but not limited to, voluntary or involuntary termination or termination resulting from the death or disability of the optionee), all unvested options shall be immediately forfeited.

      Notwithstanding the foregoing, options may not be exercised after the original five (5) or ten (10) year term. Options may be exercised on behalf of the estate of a former employee by the person or persons entitled to do so under the optionee's will or, if the optionee shall have failed to make testamentary disposition of such option or shall have died intestate, by the optionee's legal representative or representatives. Such person, persons, representative, or representatives are hereinafter referred to as the "Successors of an Optionee."

      8. Vesting. Options granted to a participant shall be exercisable at the rate of one-twelfth (1/12) of the shares subject thereto per month after granting, in order that such options be fully granted after one year; provided however, that all options shall terminate upon termination of the grantee as a non-employee director of the Corporation.

      9. Exercise of Options. Subject to Plan restrictions and vesting, an option may be exercised, and payment in full of the option price made, by an optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be so purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation) or other property, in the discretion of the Corporation. If the Corporation accepts a request to pay in stock of the Corporation in satisfaction of the exercise price, the fair market value of said stock shall at least equal the option price, and, in the case of incentive stock options, prior to such acceptance the Corporation must be furnished with evidence that the acquisition of said stock and its transfer in payment of the option price satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and other applicable law. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name of the optionee or the Successors of an Optionee as defined under this Plan and delivered to the optionee or to the Successors of an Optionee.

      10. Sale of the Corporation. In the case of a Sale of the Corporation as herein defined, in the discretion of the Board of Directors options granted but unexercised shall become fully vested (100%) and exercisable for a period of twenty (20) days from the date notice of such Sale is given to the optionees. Upon the expiration of the twenty (20) day period, all then unexercised options shall be permanently cancelled. For purposes of this paragraph, a Sale or Public Offering shall be deemed to occur upon the happening of any one of the following:

            (i) A sale of all or substantially all of the Corporation's assets outside the ordinary course of business;

            (ii) An offer to purchase at least a majority of the Corporation's issued and outstanding common stock or an offer to the Corporation's shareholders to tender for sale at least a majority of the Corporation's issued and outstanding common stock, which offer is accepted or tender made with respect to at least a majority of the Corporation's issued and outstanding shares of common stock;

            (iii) The merger or consolidation of the Corporation with another corporation or entity; or

            (iv)  A dissolution or liquidation of the Corporation.

      11. Employer Withholding. In the case of non-qualified stock options, the Corporation shall be required to withhold additional income taxes attributable to that amount which is considered compensation includible in the optionee's gross income by reason of the exercise of such options. The Corporation in its discretion shall determine the method and amount of withholding.

      12. Exercise by Successors and Payment in Full. An option may be exercised, and payment in full of the option price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation), property or stock of the Corporation in conformance with paragraph 9 hereof. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name or names of such Successors of an Optionee and shall be delivered to him.

      13. Non-Transferability of Option. Each option granted under the Plan shall by its terms be nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of his death.


      14. Other Terms of Options. Options granted pursuant to the Plan shall contain such terms, provisions, and conditions not inconsistent herewith as shall be determined by the Board of Directors.

      15. Registration of Certificates. Certificates representing Shares may be registered either in the name of the Optionee or in the name or names of the Successors of an Optionee. Designation of the appropriate form of registration of certificates shall be made in the written notice given to the Corporation upon exercise of an option.

      16. Listing and Registration of Shares. If at any time the Board of Directors of the Corporation shall determine, in its discretion, that the listing, registration, or qualification of any of the Shares subject to options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of options or the purchase or issue of Shares thereunder, no further options may be granted and outstanding options may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Board of Directors shall have the authority to cause the Corporation at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent, or approval. The Board of Directors may require that any person exercising an option hereunder shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

      17. Interpretation and Amendments. The Board of Directors may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. In the event of any dispute or disagreements as to the interpretation of this Plan or of any rule, regulation, or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board of Directors shall be final and binding upon all persons. The Board of Directors may amend this Plan as it shall deem advisable. However, in no event shall any such amendment adversely affect the rights of an optionee under any existing stock option agreement without the consent of such optionee.

      18. Indemnification and Exculpation.

            (a) Each person who is or shall have been a member of the Board of Directors shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be or become a party or in which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Corporation's written approval) or paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Corporation based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit, or proceeding against him, he shall in writing give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Corporation may have to indemnify him or hold him harmless.

            (b) Each member of the Board of Directors, and each officer and employee of the Corporation shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board of Directors, or an officer or employee of the Corporation be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

      19. Changes in Capital Structure. In the event that a dividend shall be declared upon the Shares payable in Shares, the number of Shares then subject to any option outstanding under the Plan and the number of Shares reserved for the grant of options pursuant to the Plan but not yet subject to option shall be adjusted by adding to each such Share the number of Shares which would be distributable in respect thereof if such Shares had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such Share dividend. In the event that the outstanding Shares shall be changed into or exchanged for a different number of Shares or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, split-up, combination of shares, merger, or consolidation, then there shall be substituted for each Share subject to any such option and for each Share reserved for the grant of options pursuant to the Plan but not yet subject to option the number and kind of Shares or other securities into which each outstanding Share shall have been so changed or for which each such Share shall have been exchanged. In the event there shall be any change, other than as specified above in this paragraph, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for the grant of options pursuant to the Plan but not yet subject to option and of the Shares then subject to an option or options, such adjustments shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and of each option outstanding thereunder. In the case of any such substitution or adjustment as provided for in this paragraph, the aggregate option exercise price set forth for all outstanding options for all Shares covered thereby prior to such substitution or adjustment will be the option exercise price for all shares or other securities which shall have been adjusted pursuant to this paragraph. No adjustment or substitution provided for in this paragraph shall require the Corporation to sell a fractional Share, and the total substitution or adjustment with respect to each outstanding option shall be limited accordingly. Upon any adjustment made pursuant to this paragraph, the Corporation will, upon request, deliver to the optionee or to his successors a certificate setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of the option.

      20. Notices. All notices under the Plan shall be in writing, and if to the Corporation, shall be delivered to the Treasurer of the Corporation or mailed to its principal office, addressed to the attention of the Treasurer; and if to the optionee, shall be delivered personally or mailed to the optionee at the address appearing in the payroll records of the Corporation. Such addresses may be changed at any time by written notice to the other party.

                                    EXHIBIT B

                              SARATOGA BRANDS, INC.

               1998 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN


      1. Purposes of Plan. The purposes of the Saratoga Brands, Inc. 1998 Incentive and Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") are to provide to employees of Saratoga Brands, Inc. (hereinafter referred to as the "Corporation"), as well as employees of subsidiary or parent corporations which may currently exist or be formed or acquired in the future, an opportunity for investment in the Corporation's common stock (hereinafter referred to as the "Shares"), as an inducement for such individuals to remain with the Corporation, and to encourage them to increase their efforts to make the Corporation's business more successful.

      2. Effective Date and Termination of Plan. The effective date of the Plan is April __, 1998, the date on which the Plan was adopted by the Board of Directors of the Corporation. The Plan shall terminate on, and no option shall be granted hereunder, after April __, 2008; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan; and provided further that any option granted hereunder prior to the termination of the Plan shall remain exercisable in accordance with its terms as then in effect.

      3. Administration of Plan. The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors may, however, to the extent permissible under the Corporation's Articles of Organization, By-laws and applicable law, delegate any of its functions under this Plan to a committee of the Board of Directors or any other committee. Wherever in this Plan the term "Board of Directors" is used it shall be construed to mean such committee to the extent that the Board of Directors may have delegated any of its functions to said committee and only to the extent of any such delegation. The acts of a majority of the members present at any meeting of the Board of Directors at which a quorum is present, or acts approved in writing by a majority of the entire Board, shall be the acts of the Board of Directors for purposes of the Plan.

      4. Eligibility and Grant of Options. Subject to the provisions of the Plan, the Board of Directors shall (i) authorize the granting of incentive stock options, non-qualified stock options or a combination of incentive stock options and non-qualified stock options (hereinafter collectively referred to as "options" unless otherwise stated); (ii) determine and designate from time to time those employees (from the group consisting of all employees of the Company) to whom options are to be granted and the number of Shares to be optioned to each employee; (iii) determine the number of Shares subject to each option; and
(iv) determine the time or times when and the manner in which each option shall be exercisable and the duration of the exercise period. In determining the eligibility of an individual to receive an option, as well as in determining the number of Shares to be optioned to any individual, the Board of Directors shall consider the position and responsibilities of the employee, the nature and value to the Corporation, parent or subsidiary of his services and accomplishments, his present and potential contribution to the success of the Corporation, parent or subsidiary, and such other factors as the Board may deem relevant. To be eligible to receive an incentive stock option or non-qualified stock option an individual must be an employee of the Corporation, parent or subsidiary. A Director shall abstain from voting on the grant of any options to himself, his spouse, his children, grandchildren and parents. The grant of each option shall be confirmed by a Stock Option Agreement (in the form prescribed by the Board of Directors) which shall be executed by the Corporation and the optionee as promptly as practicable after such grant. More than one option may be granted to an individual.

      Incentive stock options shall be those options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and which the Board of Directors has specifically identified as incentive stock options in the Stock

Option Agreement executed by the Corporation and the optionee. In the case of incentive stock options, the aggregate fair market value, determined at the time incentive stock options are granted, of the stock with respect to which the incentive stock options are exercisable for the first time by such individual during any calendar year (under all such plans the Corporation may adopt) shall not exceed one hundred thousand dollars ($100,000.00). In the event that an incentive stock option granted pursuant to the terms of this Plan is granted to an employee who, prior to the grant, holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, its parent or a subsidiary ("10% Shareholder") the option price under such grant shall be at least one hundred ten percent (110%) of the fair market value, and such option, by its terms, shall not be exercisable more than five (5) years from the date of grant.

      Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Corporation or any parent or subsidiary or interfere in any way with the right of the Corporation to terminate his employment at any time.

      5. Number of Shares Subject to Options. The Board of Directors, prior to the time options under the Plan become exercisable, shall reserve for the purposes of the Plan a total of Eight Hundred Thousand (800,000) Shares, which Shares may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Corporation, or both. Shares as to which an option granted under the Plan shall remain unexercised at the expiration or termination thereof, and Shares subject to options which are cancelled, may be the subject of the grant of further options. Shares reserved pursuant to this paragraph may be adjusted to reflect changes in the Corporation's capital structure as discussed in paragraph 19 hereof.

      6. Option Price. The option price per Share shall be determined in each case by the Board of Directors and shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a 10% Shareholder) of the fair market value thereof as determined by the Board by any reasonable method using market quotations on the date the option is granted.

      7. Period of Option and When Exercisable. No option may be granted under this Plan whose exercise date is later than ten (10) years after the date of the grant or five (5) years after the date of grant in the case of an incentive stock option granted to a 10% Shareholder. Generally, an option may be exercised only by the optionee and subject to the rules set forth below only if, at all times during the period beginning on the date of the granting of such option and ending with the date of exercise of such option, the optionee is an employee of the Corporation, its parent or a subsidiary.

            (i) Except as otherwise provided herein, in the case of an employee who terminates employment, options which are vested but unexercised as of the date of termination of employment must be exercised within three (3) months of termination. In the case of an employee who is discharged for cause, as determined in the sole discretion of the Board of Directors, all previously vested but unexercised options shall be forfeited immediately.

            (ii) In the case of an employee who dies during the three (3) month period discussed in (i) above, options which are vested but unexercised as of the date of termination of employment must be exercised within twelve (12) months of death.

            (iii) Options which are vested but unexercised as of the date of termination of employment due to death, must be exercised within twelve (12) months after the death of an optionee.

            (iv)  In the event that the employee becomes disabled as defined in
                  Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, options which are vested but unexercised as of the date of termination of employment due to disability must be exercised within twelve (12) months following the date of termination of the optionee's said employment.

            (v) In the event an optionee's employment is terminated for any reason (including but not limited to, voluntary or involuntary termination or termination resulting from the death or disability of the optionee), all unvested options shall be immediately forfeited.

      Notwithstanding the foregoing, options may not be exercised after the original five (5) or ten (10) year term. Options may be exercised on behalf of the estate of a former employee by the person or persons entitled to do so under the optionee's will or, if the optionee shall have failed to make testamentary disposition of such option or shall have died intestate, by the optionee's legal representative or representatives. Such person, persons, representative, or representatives are hereinafter referred to as the "Successors of an Optionee."

      8. Vesting. Options granted to a participant shall be exercisable pursuant to vesting schedules established for individual grants by the Board of Directors or a committee thereof.

      9. Exercise of Options. Subject to Plan restrictions and vesting, an option may be exercised, and payment in full of the option price made, by an optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be so purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation) or other property, in the discretion of the Corporation. If the Corporation accepts a request to pay in stock of the Corporation in satisfaction of the exercise price, the fair market value of said stock shall at least equal the option price, and, in the case of incentive stock options, prior to such acceptance the Corporation must be furnished with evidence that the acquisition of said stock and its transfer in payment of the option price satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and other applicable law. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name of the optionee or the Successors of an Optionee as defined under this Plan and delivered to the optionee or to the Successors of an Optionee.

      10. Sale of the Corporation. In the case of a Sale of the Corporation as herein defined, in the discretion of the Board of Directors options granted but unexercised shall become fully vested (100%) and exercisable for a period of twenty (20) days from the date notice of such Sale is given to the optionees. Upon the expiration of the twenty (20) day period, all then unexercised options shall be permanently cancelled. For purposes of this paragraph, a Sale or Public Offering shall be deemed to occur upon the happening of any one of the following:

            (i) A sale of all or substantially all of the Corporation's assets outside the ordinary course of business;

            (ii) An offer to purchase at least a majority of the Corporation's issued and outstanding common stock or an offer to the Corporation's shareholders to tender for sale at least a majority of the Corporation's issued and outstanding common stock, which offer is accepted or tender made with respect to at least a majority of the Corporation's issued and outstanding shares of common stock;

            (iii) The merger or consolidation of the Corporation with another corporation or entity; or

            (iv)  A dissolution or liquidation of the Corporation.

      11. Employer Withholding. In the case of non-qualified stock options, the Corporation shall be required to withhold additional income taxes attributable to that amount which is considered compensation includible in the optionee's gross income by reason of the exercise of such options. The Corporation in its discretion shall determine the method and amount of withholding.

      12. Exercise by Successors and Payment in Full. An option may be exercised, and payment in full of the option price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation), property or stock of the Corporation in conformance with paragraph 9 hereof. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name or names of such Successors of an Optionee and shall be delivered to him.

      13. Non-Transferability of Option. Each option granted under the Plan shall by its terms be nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of his death.

      14. Other Terms of Options. Options granted pursuant to the Plan shall contain such terms, provisions, and conditions not inconsistent herewith as shall be determined by the Board of Directors.

      15. Registration of Certificates. Certificates representing Shares may be registered either in the name of the Optionee or in the name or names of the Successors of an Optionee. Designation of the appropriate form of registration of certificates shall be made in the written notice given to the Corporation upon exercise of an option.

      16. Listing and Registration of Shares. If at any time the Board of Directors of the Corporation shall determine, in its discretion, that the listing, registration, or qualification of any of the Shares subject to options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of options or the purchase or issue of Shares thereunder, no further options may be granted and outstanding options may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Board of Directors shall have the authority to cause the Corporation at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent, or approval. The Board of Directors may require that any person exercising an option hereunder shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

      17. Interpretation and Amendments. The Board of Directors may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. In the event of any dispute or disagreements as to the interpretation of this Plan or of any rule, regulation, or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board of Directors shall be final and binding upon all persons. The Board of Directors may amend this Plan as it shall deem advisable. However, in no event shall any such amendment adversely affect the rights of an optionee under any existing stock option agreement without the consent of such optionee.

      18. Indemnification and Exculpation.

            (a) Each person who is or shall have been a member of the Board of Directors shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be or become a party or in which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Corporation's written approval) or paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Corporation based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit, or proceeding against him, he shall in writing give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Corporation may have to indemnify him or hold him harmless.

            (b) Each member of the Board of Directors, and each officer and employee of the Corporation shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board of Directors, or an officer or employee of the Corporation be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

      19. Changes in Capital Structure. In the event that a dividend shall be declared upon the Shares payable in Shares, the number of Shares then subject to any option outstanding under the Plan and the number of Shares reserved for the grant of options pursuant to the Plan but not yet subject to option shall be adjusted by adding to each such Share the number of Shares which would be distributable in respect thereof if such Shares had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such Share dividend. In the event that the outstanding Shares shall be changed into or exchanged for a different number of Shares or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, split-up, combination of shares, merger, or consolidation, then there shall be substituted for each Share subject to any such option and for each Share reserved for the grant of options pursuant to the Plan but not yet subject to option the number and kind of Shares or other securities into which each outstanding Share shall have been so changed or for which each such Share shall have been exchanged. In the event there shall be any change, other than as specified above in this paragraph, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for the grant of options pursuant to the Plan but not yet subject to option and of the Shares then subject to an option or options, such adjustments shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and of each option outstanding thereunder. In the case of any such substitution or adjustment as provided for in this paragraph, the aggregate option exercise price set forth for all outstanding options for all Shares covered thereby prior to such substitution or adjustment will be the option exercise price for all shares or other securities which shall have been adjusted pursuant to this paragraph. No adjustment or substitution provided for in this paragraph shall require the Corporation to sell a fractional Share, and the total substitution or adjustment with respect to each outstanding option shall be limited accordingly. Upon any adjustment made pursuant to this paragraph, the Corporation will, upon request, deliver to the optionee or to his successors a certificate setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of the option.

      20. Notices. All notices under the Plan shall be in writing, and if to the Corporation, shall be delivered to the Treasurer of the Corporation or mailed to its principal office, addressed to the attention of the Treasurer; and if to the optionee, shall be delivered personally or mailed to the optionee at the address appearing in the payroll records of the Corporation. Such addresses may be changed at any time by written notice to the other party.